                                                                    Exhibit 99.4

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS
                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

FICO & DOCUMENTATION

                                                                                                                 AVG PRIN   CURRENT
FICO SCORE       FULL DOC.  FULL/ALT DOC.  LIMITED DOC.  LITE DOC.  STATED DOC.  STREAMLINED  ALL DOCS   WAC        BAL       LTV
----------       ---------  -------------  ------------  ---------  -----------  -----------  --------  -----  -----------  -------
(50 increment)
NOT AVAILABLE
451 TO 500          0.07%       0.00%          0.00%       0.00%        0.01%        0.00%       0.08%  8.418%  169,738.49   74.40%
501 TO 550          3.47%       0.04%          1.04%       0.30%        1.27%        0.00%       6.12%  8.087%  203,797.41   75.61%
551 TO 600          9.27%       0.08%          3.17%       1.25%        2.81%        0.24%      16.82%  7.655%  195,748.25   81.14%
601 TO 650         11.59%       0.10%          6.94%       1.26%        6.43%       11.96%      38.28%  7.600%  192,012.00   82.79%
651 TO 700          4.52%       0.00%          3.61%       1.18%        3.40%       11.73%      24.43%  7.531%  196,522.68   83.49%
701 TO 750          2.50%       0.05%          1.52%       0.47%        0.94%        5.28%      10.74%  7.346%  208,314.31   83.51%
751 TO 800          0.81%       0.00%          0.37%       0.07%        0.26%        1.87%       3.40%  7.286%  208,715.07   82.48%
801 TO 850          0.02%       0.00%          0.00%       0.00%        0.07%        0.04%       0.14%  7.362%  244,796.05   86.21%
                   -----        ----          -----        ----        -----        -----      ------   -----   ----------   -----
TOTAL              32.25%       0.27%         16.65%       4.52%       15.19%       31.12%     100.00%  7.584%  196,666.46   82.31%
                   =====        ====          =====        ====        =====        =====      ======   =====   ==========   =====

LTV & FICO

CURRENT LTV      NA  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   AVG PRIN BAL   WAC
-----------      --  -------  -------  -------  -------  -------  -------  -------  -------  -------  ------------  -----
(10 increment)
0.01 TO 10.00
10.01 TO 20.00        0.00%    0.00%     0.01%    0.01%    0.00%    0.00%   0.00%    0.00%     0.02%    96,597.79   7.905
20.01 TO 30.00        0.01%    0.05%     0.03%    0.04%    0.01%    0.01%   0.00%    0.00%     0.15%   117,099.48   7.546
30.01 TO 40.00        0.00%    0.09%     0.12%    0.04%    0.04%    0.03%   0.00%    0.00%     0.33%   129,889.06   7.404
40.01 TO 50.00        0.00%    0.19%     0.14%    0.17%    0.07%    0.00%   0.05%    0.00%     0.63%   180,743.94   7.285
50.01 TO 60.00        0.00%    0.31%     0.54%    0.61%    0.18%    0.07%   0.02%    0.00%     1.73%   203,240.17   7.050
60.01 TO 70.00        0.01%    1.14%     1.67%    1.34%    0.44%    0.16%   0.10%    0.00%     4.85%   237,939.79   7.192
70.01 TO 80.00        0.01%    2.25%     7.02%   23.34%   16.10%    7.49%   2.40%    0.03%    58.64%   262,621.20   7.114
80.01 TO 90.00        0.05%    1.94%     4.24%    6.28%    3.07%    0.95%   0.24%    0.09%    16.85%   257,012.23   7.426
90.01 TO 100.00       0.00%    0.15%     3.03%    6.45%    4.53%    2.04%   0.58%    0.01%    16.81%    91,714.39   9.568
                      ----     ----     -----    -----    -----    -----    ----     ----    ------    ----------   -----
TOTAL                 0.08%    6.12%    16.82%   38.28%   24.43%   10.74%   3.40%    0.14%   100.00%   196,666.46   7.584
                      ====     ====     =====    =====    =====    =====    ====     ====    ======    ==========   =====

CURRENT LTV      GROSS MARGIN  LIMTED DOC  STATED DOC  LITE DOC.  STREAMLINED
-----------      ------------  ----------  ----------  ---------  -----------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00       6.683        0.00%      100.00%      0.00%       0.00%
20.01 TO 30.00       6.425        5.33%       46.52%     12.52%       0.00%
30.01 TO 40.00       6.307       16.18%       24.94%      3.32%       0.00%
40.01 TO 50.00       6.388       21.45%       42.71%      1.52%       0.00%
50.01 TO 60.00       6.181       14.52%       48.63%      2.16%       0.00%
60.01 TO 70.00       6.126       11.06%       52.98%      3.48%       1.72%
70.01 TO 80.00       6.327       14.38%       12.05%      4.14%      41.34%
80.01 TO 90.00       6.519       23.93%       25.26%      5.45%       0.90%
90.01 TO 100.00      6.938       19.05%        0.07%      5.53%      39.53%
                     -----       -----        -----      -----       -----
TOTAL                6.394       16.65%       15.19%      4.52%      31.12%
                     =====       =====        =====      =====       =====

PRIN BALANCE & FICO

PRIN BALANCE          NA    451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV    WAC
------------         ---    -------  -------  -------  -------  -------  -------  -------  -------   -----   -----------  ------
(50,000 increments)
1 TO 50,000                  0.00%    0.04%     0.28%    0.97%    0.58%    0.23%   0.05%    0.00%     2.16%     97.15%    10.605
50,001 TO 100,000            0.00%    0.24%     1.13%    2.98%    2.30%    0.85%   0.31%    0.01%     7.82%     92.87%     9.818
100,001 TO 150,000           0.03%    0.95%     1.83%    3.82%    2.03%    1.10%   0.26%    0.00%    10.02%     84.86%     8.283
150,001 TO 200,000           0.00%    1.01%     2.53%    3.42%    2.09%    0.65%   0.22%    0.01%     9.95%     79.87%     7.491
200,001 TO 250,000           0.00%    0.98%     2.25%    4.34%    2.14%    0.78%   0.39%    0.00%    10.87%     79.37%     7.288
250,001 TO 300,000           0.05%    0.75%     1.98%    4.49%    2.71%    1.13%   0.33%    0.00%    11.43%     79.63%     7.227
300,001 TO 350,000           0.00%    0.59%     1.74%    3.77%    2.92%    1.02%   0.44%    0.02%    10.51%     80.40%     7.101
350,001 TO 400,000           0.00%    0.62%     1.36%    3.91%    2.40%    1.08%   0.38%    0.03%     9.77%     81.11%     7.213
400,001 TO 450,000           0.00%    0.37%     0.80%    3.25%    2.21%    0.95%   0.31%    0.00%     7.89%     81.33%     7.114
450,001 TO 500,000           0.00%    0.30%     1.12%    2.29%    1.57%    0.90%   0.19%    0.00%     6.37%     81.38%     7.074
500,001 TO 550,000           0.00%    0.12%     0.41%    1.40%    0.87%    0.53%   0.09%    0.00%     3.43%     80.54%     7.069
550,001 TO 600,000           0.00%    0.09%     0.41%    1.56%    0.68%    0.72%   0.04%    0.00%     3.50%     82.55%     7.017
600,001 TO 650,000           0.00%    0.05%     0.25%    0.44%    0.39%    0.35%   0.05%    0.05%     1.58%     81.66%     6.995
650,001 TO 700,000           0.00%    0.00%     0.32%    0.53%    0.75%    0.21%   0.11%    0.00%     1.93%     80.96%     6.998
700,001 TO 750,000           0.00%    0.00%     0.28%    0.51%    0.40%    0.12%   0.17%    0.00%     1.48%     82.61%     7.116
750,001 TO 800,000           0.00%    0.00%     0.12%    0.31%    0.06%    0.06%   0.06%    0.00%     0.62%     85.76%     7.312
800,001 TO 850,000           0.00%    0.00%     0.00%    0.13%    0.27%    0.07%   0.00%    0.00%     0.46%     78.78%     6.999
850,001 TO 900,000           0.00%    0.00%     0.00%    0.00%    0.07%    0.00%   0.00%    0.00%     0.07%     74.94%     6.990
900,001 TO 950,000           0.00%    0.00%     0.00%    0.14%    0.00%    0.00%   0.00%    0.00%     0.14%     84.86%     7.071
                     ----    ----     ----     -----    -----    -----    -----    ----     ----    ------      -----      -----
TOTAL:               0.00%   0.08%    6.12%    16.82%   38.28%   24.43%   10.74%   3.40%    0.14%   100.00%     82.31%     7.584
                     ====    ====     ====     =====    =====    =====    =====    ====     ====    ======      =====      =====

PRIN BALANCE         GROSS MARGIN  LIMTED DOC  STATED DOC  LITE DOC.  STREAMLINED
------------         ------------  ----------  ----------  ---------  -----------
(50,000 increments)
1 TO 50,000              7.354       14.58%        3.43%      2.63%      37.77%
50,001 TO 100,000        6.516       12.94%        3.84%      3.37%      46.62%
100,001 TO 150,000       6.391       15.09%        7.42%      4.46%      28.01%
150,001 TO 200,000       6.363       17.54%       15.68%      2.30%      19.30%
200,001 TO 250,000       6.293       14.76%       14.39%      4.55%      26.94%
250,001 TO 300,000       6.378       11.59%       17.52%      4.24%      33.44%
300,001 TO 350,000       6.373       15.75%       16.29%      3.39%      37.05%
350,001 TO 400,000       6.444       14.00%       16.35%      5.71%      37.51%
400,001 TO 450,000       6.501       20.05%       17.93%      4.62%      33.26%
450,001 TO 500,000       6.414       20.11%       20.09%      7.58%      31.09%
500,001 TO 550,000       6.379       21.70%       18.19%      3.69%      33.44%
550,001 TO 600,000       6.394       30.86%       20.91%      5.11%      22.19%
600,001 TO 650,000       6.251        9.36%       31.39%      9.08%       9.40%
650,001 TO 700,000       6.294       19.29%       27.71%     11.13%      25.21%
700,001 TO 750,000       6.585       27.11%       15.22%      3.82%      27.00%
750,001 TO 800,000       6.550       49.95%       20.11%     10.22%       9.96%
800,001 TO 850,000       6.703       42.86%       28.64%      0.00%       0.00%
850,001 TO 900,000       6.990        0.00%      100.00%      0.00%       0.00%
900,001 TO 950,000       5.250        0.00%        0.00%      0.00%       0.00%
                         -----       -----        -----       ----       -----
TOTAL:                   6.394       16.65%       15.19%      4.52%      31.12%
                         =====       =====        =====       ====       =====

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM    NA  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV   WAC
-----------------------    --  -------  -------  -------  -------  -------  -------  -------  -------  ------   -----------  -----
(whatever increments)
0                               0.04%    2.23%     6.46%   13.78%    9.98%    3.83%   1.17%    0.06%    37.55%     83.05%    7.801
12                              0.00%    0.19%     0.43%    1.77%    1.00%    0.72%   0.13%    0.00%     4.24%     82.14%    7.591
24                              0.04%    3.47%     8.96%   20.16%   11.71%    4.80%   1.55%    0.04%    50.73%     82.40%    7.503
36                              0.00%    0.23%     0.97%    2.57%    1.73%    1.40%   0.55%    0.04%     7.48%     78.09%    7.045
                                ----     ----     -----    -----    -----    -----    ----     ----    ------      -----     -----
TOTAL:                          0.08%    6.12%    16.82%   38.28%   24.43%   10.74%   3.40%    0.14%   100.00%     82.31%    7.584
                                ====     ====     =====    =====    =====    =====    ====     ====    ======      =====     =====

PREPAYMENT PENALTY TERM    GROSS MARGIN  AVG PRIN BAL  LIMTED DOC  STATED DOC  LITE DOC.  STREAMLINED
-----------------------    ------------  ------------  ----------  ----------  ---------  -----------
(whatever increments)
0                              6.198      182,704.91     13.68%      15.91%      4.47%       32.89%
12                             6.532      250,840.55     22.87%      12.05%      5.27%       29.06%
24                             6.517      201,729.53     16.47%      14.30%      4.74%       33.05%
36                             6.400      216,332.77     29.27%      19.30%      2.83%       10.35%
                               -----      ----------     -----       -----       ----        -----
TOTAL:                         6.394      196,666.46     16.65%      15.19%      4.52%       31.12%
                               =====      ==========     =====       =====       ====        =====

MORTG RATES & FICO

MORTG RATES          NA   451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
------------------   --   -------  -------  -------  -------  -------  -------  -------  -------  -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000             0.00%    0.00%     0.00%    0.00%    0.00%    0.05%   0.00%    0.00%     0.05%
5.001 TO 5.500             0.00%    0.02%     0.00%    0.05%    0.11%    0.06%   0.02%    0.00%     0.27%
5.501 TO 6.000             0.00%    0.00%     0.26%    1.41%    1.00%    0.70%   0.23%    0.00%     3.59%
6.001 TO 6.500             0.00%    0.21%     1.74%    5.00%    3.86%    2.22%   0.82%    0.00%    13.84%
6.501 TO 7.000             0.00%    0.47%     3.55%    9.95%    6.46%    2.56%   0.92%    0.03%    23.96%
7.001 TO 7.500             0.00%    0.90%     3.27%    7.92%    4.57%    1.73%   0.44%    0.08%    18.91%
7.501 TO 8.000             0.02%    1.55%     3.68%    6.37%    3.50%    1.25%   0.34%    0.01%    16.71%
8.001 TO 8.500             0.02%    1.09%     1.56%    1.96%    1.19%    0.56%   0.11%    0.00%     6.49%
8.501 TO 9.000             0.03%    1.21%     1.55%    1.10%    0.61%    0.51%   0.14%    0.01%     5.15%
9.001 TO 9.500             0.00%    0.34%     0.32%    0.28%    0.35%    0.19%   0.04%    0.00%     1.52%
9.501 TO 10.000            0.00%    0.20%     0.16%    0.47%    0.55%    0.38%   0.17%    0.01%     1.94%
10.001 TO 10.500           0.00%    0.09%     0.05%    0.56%    0.55%    0.32%   0.12%    0.00%     1.68%
10.501 TO 11.000           0.00%    0.02%     0.27%    1.38%    0.75%    0.14%   0.01%    0.00%     2.57%
11.001 TO 11.500           0.00%    0.00%     0.22%    0.87%    0.59%    0.08%   0.03%    0.00%     1.80%
11.501 TO 12.000           0.00%    0.00%     0.17%    0.44%    0.31%    0.02%   0.00%    0.00%     0.94%
12.001 TO 12.500           0.00%    0.00%     0.01%    0.25%    0.03%    0.00%   0.00%    0.00%     0.30%
12.501 TO 13.000           0.00%    0.00%     0.02%    0.26%    0.02%    0.00%   0.00%    0.00%     0.30%
13.001 TO 13.500           0.00%    0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
13.501 TO 14.000           0.00%    0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%
                           ----     ----     -----    -----    -----    -----    ----     ----    ------
TOTAL:                     0.08%    6.12%    16.82%   38.28%   24.43%   10.74%   3.40%    0.14%   100.00%
                           ====     ====     =====    =====    =====    =====    ====     ====    ======

MORTG RATES           CURRENT LTV    WAC   GROSS MARGIN  AVG PRIN BAL  LIMTED DOC  STATED DOC  LITE DOC.  STREAMLINED
------------------    -----------  ------  ------------  ------------  ----------  ----------  ---------  -----------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000           80.00%     4.875     5.5000      588,000.00     100.00%      0.00%      0.00%        0.00%
5.001 TO 5.500           73.92%     5.308     5.0993      306,460.79      55.72%      8.97%      0.00%        0.00%
5.501 TO 6.000           78.90%     5.902     5.6724      303,307.22      29.11%      2.91%      2.43%       10.37%
6.001 TO 6.500           79.12%     6.334     5.9728      308,016.26      24.55%     12.78%      6.76%       16.89%
6.501 TO 7.000           79.42%     6.811     6.2384      273,285.99      17.17%     19.23%      4.08%       25.63%
7.001 TO 7.500           80.24%     7.297     6.5182      261,046.85      13.95%     17.42%      3.87%       37.16%
7.501 TO 8.000           81.29%     7.786     6.6455      235,085.22      12.47%     18.14%      3.91%       37.20%
8.001 TO 8.500           82.08%     8.286     6.9134      197,661.07      14.96%     20.90%      2.66%       31.08%
8.501 TO 9.000           85.64%     8.786     6.8237      156,708.21      16.98%     11.58%      8.30%       23.33%
9.001 TO 9.500           91.44%     9.305     7.1688      108,476.31      14.92%      9.74%      9.87%       16.93%
9.501 TO 10.000          96.33%     9.889     7.0277       81,335.59      17.14%      5.57%      8.07%       39.85%
10.001 TO 10.500         98.45%    10.373     7.3925       70,115.88      12.08%      1.32%      2.59%       55.06%
10.501 TO 11.000         99.36%    10.900     6.7828       66,163.22      15.08%      1.50%      3.95%       56.18%
11.001 TO 11.500         99.53%    11.301         --       69,313.87       8.11%      1.86%      3.90%       67.26%
11.501 TO 12.000         99.14%    11.852         --       55,254.34       2.36%      2.63%      1.40%       72.59%
12.001 TO 12.500         98.57%    12.380         --       58,852.21       0.45%      4.19%      0.00%       87.90%
12.501 TO 13.000         98.65%    12.787         --       57,140.76       4.66%      5.18%      0.00%       86.68%
13.001 TO 13.500         95.00%    13.375         --       32,993.07       0.00%      0.00%      0.00%      100.00%
13.501 TO 14.000         99.97%    13.750         --       20,147.70       0.00%      0.00%      0.00%      100.00%
                         -----      -----     ------      ----------      -----      -----       ----        -----
TOTAL:                   82.31%     7.584     6.3937      196,666.46      16.65%     15.19%      4.52%       31.12%
                         =====      =====     ======      ==========      =====      =====       ====        =====

MORTG RATES & LTV

MORTG RATES         LTV 0-10  LTV 11-20  21-30  31-40  41-50  51-60  61-70   71-80   81-90  91-100   TOTAL
------------------  --------  ---------  -----  -----  -----  -----  -----  ------  ------  ------  -------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000        0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.05%   0.00%   0.00%    0.05%
5.001 TO 5.500        0.00%     0.00%    0.00%  0.00%  0.02%  0.04%  0.01%   0.17%   0.02%   0.00%    0.27%
5.501 TO 6.000        0.00%     0.00%    0.00%  0.03%  0.01%  0.10%  0.26%   2.38%   0.65%   0.15%    3.59%
6.001 TO 6.500        0.00%     0.00%    0.01%  0.01%  0.04%  0.29%  0.94%  10.37%   1.91%   0.27%   13.84%
6.501 TO 7.000        0.00%     0.00%    0.04%  0.07%  0.23%  0.54%  1.09%  17.21%   4.15%   0.62%   23.96%
7.001 TO 7.500        0.00%     0.00%    0.03%  0.09%  0.10%  0.34%  1.09%  12.76%   3.19%   1.30%   18.91%
7.501 TO 8.000        0.00%     0.02%    0.03%  0.05%  0.11%  0.22%  0.73%  10.32%   3.48%   1.74%   16.71%
8.001 TO 8.500        0.00%     0.00%    0.01%  0.04%  0.06%  0.15%  0.41%   3.25%   1.41%   1.16%    6.49%
8.501 TO 9.000        0.00%     0.00%    0.02%  0.02%  0.04%  0.04%  0.29%   1.69%   1.30%   1.75%    5.15%
9.001 TO 9.500        0.00%     0.00%    0.00%  0.00%  0.01%  0.00%  0.00%   0.30%   0.33%   0.88%    1.52%
9.501 TO 10.000       0.00%     0.00%    0.00%  0.00%  0.00%  0.02%  0.03%   0.07%   0.18%   1.64%    1.94%
10.001 TO 10.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.01%   0.03%   0.08%   1.55%    1.68%
10.501 TO 11.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.01%   0.05%   2.50%    2.57%
11.001 TO 11.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.04%   1.75%    1.80%
11.501 TO 12.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.01%   0.01%   0.91%    0.94%
12.001 TO 12.500      0.00%     0.00%    0.Y00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%   0.29%    0.30%
12.501 TO 13.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.02%   0.28%    0.30%
13.001 TO 13.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%
13.501 TO 14.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.00%    0.00%
                      ----      ----     ----   ----   ----   ----   ----   -----   -----   -----   ------
TOTAL:                0.00%     0.02%    0.15%  0.33%  0.63%  1.73%  4.85%  58.64%  16.85%  16.81%  100.00%
                      ====      ====     ====   ====   ====   ====   ====   =====   =====   =====   ======

MORTG RATES         AVG FICO  GROSS MARGIN  AVG PRIN BAL  LIMTED DOC  STATED DOC  LITE DOC.  STREAMLINED
------------------  --------  ------------  ------------  ----------  ----------  ---------  -----------
(50 bps increment)
4.001 TO 4.500
4.501 TO 5.000       723.000      5.500      588,000.00     100.00%      0.00%      0.00%        0.00%
5.001 TO 5.500       674.660      5.099      306,460.79      55.72%      8.97%      0.00%        0.00%
5.501 TO 6.000       665.370      5.672      303,307.22      29.11%      2.91%      2.43%       10.37%
6.001 TO 6.500       656.340      5.973      308,016.26      24.55%     12.78%      6.76%       16.89%
6.501 TO 7.000       646.960      6.238      273,285.99      17.17%     19.23%      4.08%       25.63%
7.001 TO 7.500       637.180      6.518      261,046.85      13.95%     17.42%      3.87%       37.16%
7.501 TO 8.000       624.050      6.645      235,085.22      12.47%     18.14%      3.91%       37.20%
8.001 TO 8.500       614.520      6.913      197,661.07      14.96%     20.90%      2.66%       31.08%
8.501 TO 9.000       605.340      6.824      156,708.21      16.98%     11.58%      8.30%       23.33%
9.001 TO 9.500       619.320      7.169      108,476.31      14.92%      9.74%      9.87%       16.93%
9.501 TO 10.000      655.290      7.028       81,335.59      17.14%      5.57%      8.07%       39.85%
10.001 TO 10.500     664.340      7.392       70,115.88      12.08%      1.32%      2.59%       55.06%
10.501 TO 11.000     640.150      6.783       66,163.22      15.08%      1.50%      3.95%       56.18%
11.001 TO 11.500     641.150         --       69,313.87       8.11%      1.86%      3.90%       67.26%
11.501 TO 12.000     633.790         --       55,254.34       2.36%      2.63%      1.40%       72.59%
12.001 TO 12.500     631.970         --       58,852.21       0.45%      4.19%      0.00%       87.90%
12.501 TO 13.000     616.630         --       57,140.76       4.66%      5.18%      0.00%       86.68%
13.001 TO 13.500     611.000         --       32,993.07       0.00%      0.00%      0.00%      100.00%
13.501 TO 14.000     618.000         --       20,147.70       0.00%      0.00%      0.00%      100.00%
                     -------      -----      ----------      -----      -----       ----        -----
TOTAL:               638.600      6.394      196,666.46      16.65%     15.19%      4.52%       31.12%
                     =======      =====      ==========      =====      =====       ====        =====